UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2025

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31719	13-4204626

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Oceangate, Suite 100,	Long Beach,	California	90802

(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (562) 435-3666
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MOH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.
☐

Item 7.01. Regulation FD Disclosure.

Note: The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K (this “Report”) shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed by Molina Healthcare, Inc. (the “Company”) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of this Report is not intended to constitute a determination by the Company that the information is material or that dissemination of the information is required by Regulation FD.

Announcement of Senior Notes Offering and New Credit Facility

On November 17, 2025, the Company issued a press release announcing it intends to privately offer (the “Offering”), subject to market and other conditions, $750 million aggregate principal amount of senior notes due 2031 (the “Notes”). The Notes are to be offered and sold only to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act, and to certain non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act. The Company intends to use the net proceeds from the Offering to repay the Company’s outstanding delayed draw term loans (the “Term Loans”) under the credit agreement governing the Company’s existing credit facility (the “Existing Credit Facility”).

The Company also announced that it intends, following such repayment, to terminate the Existing Credit Facility and replace it with a new revolving credit facility (the “New Credit Facility”). The New Credit Facility is expected to contain terms and conditions substantially similar to those contained in the Existing Credit Facility with respect to the revolving credit facility, except that certain covenants are expected to be amended in a manner favorable to the Company. The Company currently has no borrowings outstanding under the Existing Credit Facility and has sufficient cash on its balance sheet. The New Credit Facility will be undrawn at close and remain fully available to be used for general corporate purposes, including, without limitation, to finance future working capital needs, acquisitions and capital expenditures.

The Company has obtained commitments for the full amount of the New Credit Facility and anticipates entering into the New Credit Facility concurrently with or shortly after the closing of the Offering and the termination of the Existing Credit Facility. However, there can be no assurance that the Company will be able to complete the Offering or replace the Existing Credit Facility.

The full text of the press release is attached as Exhibit 99.1. This Report, including the information contained in Exhibit 99.1, does not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful. The Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act or the securities laws of any other jurisdiction.

Uses and Definitions of Non-GAAP Financial Measures

The financial data provided to potential investors in connection with the Offering includes non-GAAP financial measures, including EBITDA and Adjusted EBITDA (collectively, the “Non-GAAP Financial Measures”). The Non-GAAP Financial Measures are supplemental measures of the Company’s performance that are not required by, or presented in accordance with, generally accepted accounting principles in the U.S. (“GAAP”). The Company believes that the Non-GAAP Financial Measures are useful supplemental measures to investors in comparing its performance to the performance of other public companies in the health care industry.

The Company defines EBITDA as net income adjusted for interest, taxes, depreciation and amortization. The Company defines Adjusted EBITDA as EBITDA adjusted for non-cash stock-based compensation expense, impairment charges, acquisition-related costs and other non-cash or non-recurring charges.

EBITDA and Adjusted EBITDA have important limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of the Company’s results as reported under GAAP. Some of these limitations are that EBITDA and Adjusted EBITDA:
●	exclude certain tax payments that may represent a reduction in cash available to the Company;
●	do not reflect the Company’s cash expenditures, or future requirements, for capital expenditures or contractual commitments;
●	do not reflect changes in, or cash requirements for, the Company’s working capital needs;
●	do not reflect the significant interest expense, or the cash requirements, necessary to service interest or principal payments on the Company’s debt;
●
although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements; and

●	may be calculated differently than other companies in the Company’s industry, limiting their usefulness as comparative measures.

In addition to the foregoing, Adjusted EBITDA adjusts for certain exceptional items that reflect cash payments that were made or received, or will be made or received, in the future.

Because of these limitations, the Non-GAAP Financial Measures should not be considered as measures of discretionary cash available to the Company to invest in the growth of the Company’s business. The Company compensates for these limitations by relying primarily on its GAAP results and using the Non-GAAP Financial Measures only on a supplemental basis.

The following EBITDA and Adjusted EBITDA information was provided to potential investors in connection with the Offering:

	Year Ended December 31,			Nine Months Ended September 30,		Twelve Months Ended September 30,
	2022	2023	2024	2024	2025	2025
				(unaudited)		(unaudited)
	(in millions)
Net income	$792	$1,091	$1,179	$928	$632	$883
Adjustments:
Depreciation, and amortization of intangible assets and capitalized software	176	171	186	138	151	199
Interest expense	110	109	118	84	140	174
Income tax expense	271	373	410	315	171	266
EBITDA	$1,349	$1,744	$1,893	$1,465	$1,094	$1,522
Stock-based compensation	103	115	116	98	27	45
Acquisition-related expenses	49	7	66	46	46	66
Non-cash or non-recurring charges(1)	-	68	16	16	1	1
Impairment charges(2)	208	-	-	-	-	-
Adjusted EBITDA	$1,709	$1,934	$2,091	$1,625	$1,168	$1,634

(1)
The year ended December 31, 2023, includes a non-recurring credit loss on 2022 Marketplace risk adjustment receivables due to the insolvency of an issuer in the Texas risk pool, non-recurring litigation costs and one-time termination benefits. The year ended December 31, 2024, includes non-recurring litigation costs and one-time termination benefits. The nine months ended September 30, 2024 includes non-recurring litigation costs and one-time termination benefits. The nine months ended September 30, 2025 includes non-recurring litigation costs.

(2)	Attributable to the Company’s plan to reduce its leased real estate footprint.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This Report contains forward-looking statements. The Company intends such forward-looking statements to be covered under the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements provide current expectations of future events based on certain assumptions, and all statements other than statements of historical fact contained in this Report may be forward-looking statements. In some cases, you can identify forward-looking statements by words such as “intends,” “will,” “may,” or the negative of these terms or other similar expressions. Forward-looking statements contained in this Report include, but are not limited to, statements related to the Offering and the intended use of the net proceeds of the Offering and statements regarding our future borrowings under the New Credit Facility, which are subject to risks and uncertainties, including, without limitation, risks related to whether the Company will consummate the Offering on the expected terms, or at all, market and other general economic conditions, and whether the Company will be able to satisfy the conditions required to close any sale of the Notes. Given these risks and uncertainties, the Company can give no assurances that its forward-looking statements will prove to be accurate, or that any other results or events projected or contemplated by its forward-looking statements will in fact occur, and it cautions investors not to place undue reliance on these statements. All forward-looking statements in this Report represent the Company’s judgment as of the date hereof, and, except as otherwise required by law, the Company disclaims any obligation to update any forward-looking statements to conform the statement to actual results or changes in its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release of Molina Healthcare, Inc. issued November 17, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: November 17, 2025	By:	/s/ Jeff Barlow
Jeff Barlow Chief Legal Officer and Secretary